UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐      Definitive Proxy Statement
☐      Definitive Additional Materials
☐      Soliciting Material under §240.14a-12

ADEONA PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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3985 RESEARCH PARK DRIVE, SUITE 200
ANN ARBOR, MICHIGAN 48108
(734) 332-7800

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of Adeona Pharmaceuticals, Inc.:

We hereby notify you that a special meeting of stockholders of Adeona Pharmaceuticals, Inc., a Nevada corporation, will be held on Wednesday, February 15, 2012 at 9:00 a.m. (Eastern time), at 3985 Research Park Drive, Suite 200, Ann Arbor, Michigan 48108 for the following purpose:

To approve an amendment to the Company’s Articles of Incorporation to change the name of the Company to “Synthetic Biologics, Inc.”

The matter listed in this notice of meeting is described in detail in the accompanying proxy statement. Our board of directors has fixed the close of business on December 19, 2011 as the record date for determining those stockholders who are entitled to notice of and to vote at the meeting or any adjournment or postponement. The list of the stockholders of record as of the close of business on December 19, 2011 will be made available for inspection at the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS:

THE PROXY STATEMENT IS AVAILABLE ELECTRONICALLY AT WWW.ADEONAPHARMA.COM.

YOUR VOTE IS IMPORTANT

Even if you plan to attend the meeting, please sign, date, and return the enclosed proxy card in the envelope provided so that your vote will be counted if you later decide not to attend the meeting. No postage is required if the proxy card is mailed in the United States.

By order of the board of directors,

/s/ Jeffrey Riley
Chairman of the Board
Ann Arbor, Michigan
January , 2012

ADEONA PHARMACEUTICALS, INC.
3985 RESEARCH PARK DRIVE, SUITE 200
ANN ARBOR, MICHIGAN 48108
(734) 332-7800

PROXY STATEMENT

This proxy statement is being furnished to holders of shares of common stock, $.001 par value per share, of Adeona Pharmaceuticals, Inc., a Nevada corporation (“we,” us,”  or the “Company”), in connection with the solicitation of proxies on behalf of our board of directors for use at a special meeting of stockholders of the Company under Section 1.02 of the Company’s Amended and Restated By-laws to be held on February 15, 2012 at 9:00 a.m. (Eastern time), at Adeona Pharmaceuticals, Inc., 3985 Research Park Drive, Suite 200, Ann Arbor, Michigan 48108, and at any adjournment or postponement of the special meeting. The purpose of the special meeting is to approve an amendment to the Company’s Articles of Incorporation to change the name of the Company to “Synthetic Biologics, Inc.”

The notice of this special meeting, this proxy statement, and a proxy card, are being mailed to our stockholders on or about January __, 2012.   The Company will bear the cost of its solicitation of proxies. The original solicitation of proxies by mail may be supplemented by personal interview, telephone, or facsimile by our directors, officers, or employees, who will receive no additional compensation for such services. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held by any such persons, and we will reimburse those custodians, nominees, and fiduciaries for the reasonable out-of-pocket expenses incurred by them in doing so.

Our board of directors is soliciting votes FOR the proposal to approve an amendment to the Company’s Articles of Incorporation to change the name of the Company to “Synthetic Biologics, Inc.”

INFORMATION ABOUT VOTING

Q:	Why am I receiving these materials?
A:
The board of directors is providing these proxy materials to you in connection with a special meeting of stockholders which is scheduled to take place on February 15, 2012. As a stockholder of record as of December 19, 2011, you are invited to attend the special meeting and to vote on the business described in this proxy statement.

Q:	What information is contained in these materials?
A:
The information included in this proxy statement relates to a proposal to approve an amendment to the Company’s Articles of Incorporation to change the name of the Company to “Synthetic Biologics, Inc.”

Q:	What item of business will be voted on at the special meeting?
A:
Only one item of business is scheduled to be voted on at the special meeting, a proposal to approve an amendment to the Company’s Articles of Incorporation to change the name of the Company to “Synthetic Biologics, Inc.”

Q:	Why is the board of directors proposing and recommending the name of the Company be changed?
A:
On November 21, 2011 the Company announced its entry into the emerging field of synthetic biology which involves the development of synthetic-DNA based medicines for the treatment of human diseases.  Under industry nomenclature, such products are not generally referred to as “pharmaceuticals” per se, but are instead generally referred to as “biologics”.  Accordingly, the board of directors believes that the corporate name “Synthetic Biologics, Inc.” will better portray and convey the Company’s shift in focus and new mission.

Q:	How does the board of directors recommend that I vote?
A:
The board of directors recommends that you vote your shares FOR the proposal to approve an amendment to the Company’s Articles of Incorporation to change the name of the Company to “Synthetic Biologics, Inc.”

Q:	What shares can I vote?
A:
You may vote or cause to be voted all shares owned by you as of the close of business on December 19, 2011, the record date. These shares include: (1) shares held directly in your name as a stockholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A:
Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

If your shares are registered directly in your name with our transfer agent, Corporate Stock Transfer, Inc., you are considered, with respect to those shares, the stockholder of record and these proxy materials are being sent directly to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to the board of directors or to vote in person at the meeting. The board of directors has enclosed a proxy card for you to use to grant a voting proxy to the board of directors.

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or nominee together with a voting instruction card. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the special meeting. Since you are not the stockholder of record, however, you may not vote these shares in person at the meeting unless you obtain from the broker or nominee that holds your shares a valid proxy from them giving you the right to vote the shares. Your broker or nominee should have enclosed or provided voting instructions for you to use in directing the broker or nominee how to vote your shares. If you hold your shares through a broker and you do not give instructions to the record holder on how to vote, the record holder will be entitled to vote your shares in its discretion on certain matters considered routine, such as an amendment to the Company’s Articles of Incorporation to change the name of the Company to “Synthetic Biologics, Inc.”

Q:	May I attend the special meeting?
A:
You are entitled to attend the special meeting only if you were a stockholder of the Company as of the close of business on December 19, 2011, or you hold a valid proxy for the special meeting. You should be prepared to present photo identification for admittance. If you are not a record holder but hold shares beneficially through a broker or nominee (that is, in “street name”), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to December 19, 2011, a copy of the voting instruction card provided by your broker or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the special meeting. The special meeting will begin promptly at 9:00 a.m. (Eastern time). Check-in will begin at 8:30 a.m., and you should allow ample time for the check-in procedures.

Q:	How can I vote my shares in person at the special meeting?
A:
You may vote by ballot in person at the special meeting any shares that you hold as the stockholder of record. You may only vote in person shares held in street name if you obtain from the broker or nominee that holds your shares a valid proxy giving you the right to vote the shares.

Q:	How can I vote my shares without attending the special meeting?
A:
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may, without attending the meeting, direct how your shares are to be voted. If you are a stockholder of record, you may cause your shares to be voted as you instruct by granting a proxy to our board of directors. If you hold shares in street name, you may cause your shares to be voted as you instruct by submitting voting instructions to your broker or nominee. Each record holder of our common stock may appoint a proxy by completing, signing, and dating a proxy card and mailing it in the accompanying pre-addressed envelope. Each stockholder who holds shares in street name may vote by mail by completing, signing, and dating a voting instruction card provided by the broker or nominee and following the other instructions of your broker or nominee.

Q:	Can I change my vote?
A:
You may change your vote at any time prior to the vote at the special meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the special meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially, you may change your vote by submitting new voting instructions to your broker or nominee or, if you have obtained a valid proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person. You may also change your vote by sending a written notice of revocation to Jeffrey Riley, Chairman, Adeona Pharmaceuticals, Inc., 3985 Research Park Drive, Suite 200, Ann Arbor, Michigan 48108.

Q:	Can I revoke my proxy?
A:
You may revoke your proxy before it is voted at the meeting. To revoke your proxy, notify our corporate secretary in writing, or deliver to our corporate secretary a duly executed proxy bearing a later date. You may also revoke your proxy by appearing at the meeting in person and voting your shares. Attendance at the meeting will not, by itself, revoke a proxy.

Q:	Who can help answer my questions?
A:
If you have any questions about the special meeting or how to vote or revoke your proxy, or you need additional copies of this proxy statement or voting materials, you should contact Lara M. Guzman, Vice President of Administration, Corporate Secretary and Treasurer, Adeona Pharmaceuticals, Inc., 3985 Research Park Drive, Suite 200, Ann Arbor, Michigan 48108, (734) 332-7800.

Q:	How are votes counted?
A:
With respect to the proposal to approve an amendment to the Company’s Articles of Incorporation to change the name of the Company to “Synthetic Biologics, Inc.”, you may vote FOR, AGAINST, or ABSTAIN. On this proposal, if you vote ABSTAIN, it has the same effect as a vote AGAINST.

If you provide specific instructions, your shares will be voted as you instruct. If you sign your proxy card or voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the board of directors, namely FOR the proposal to approve an amendment to the Company’s Articles of Incorporation to change the name of the Company to “Synthetic Biologics, Inc.”

Q:	What is a quorum and why is it necessary?
A:
Conducting business at the meeting requires a quorum. The presence, either in person or by proxy, of the holders of a majority of our shares of common stock outstanding on December 19, 2011 is necessary to constitute a quorum. Abstentions are treated as present for purposes of determining whether a quorum exists. Broker non-votes (which result when your shares are held in “street name” and you do not tell the nominee how to vote your shares) are relevant in determining whether a quorum is present at the meeting

Q:	What is the voting requirement to approve the proposal?
A:
The proposal to approve an amendment to the Company’s Articles of Incorporation to change the name of the Company to “Synthetic Biologics, Inc.” requires the affirmative FOR vote of a majority of those shares present in person or represented by proxy and entitled to vote on that proposal at the special meeting. Accordingly, abstentions on this proposal will have the same effect as a vote against the proposal. Broker non-votes will have no effect on this proposal.

Q:	What should I do if I receive more than one set of voting materials?
A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date, and return each proxy card and voting instruction card that you receive.

Q:	Where can I find the voting results of the special meeting?
A:	We intend to announce preliminary voting results at the special meeting and publish final results in a Current Report on Form 8-K which will be filed within four days of the meeting.

Q:	What happens if additional matters are presented at the special meeting?
A:
Other than the one item of business described in this proxy statement, we are not aware of any other business to be acted upon at the special meeting. If you grant a proxy, the persons named as proxy holders, Mr. Jeffrey Riley, our Chairman, and James S. Kuo, M.D., M.B.A., our President and Chief Executive Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Q:	How many shares are outstanding and how many votes is each share entitled?
A:
Each share of our common stock that is issued and outstanding as of the close of business on December 19, 2011, the record date, is entitled to be voted on all items being voted on at the special meeting, with each share being entitled to one vote on each matter. On the record date, 31,374,002 shares of common stock were issued and 31,292,520 shares of common stock were outstanding.

Q:	Who will count the votes?
A:	One or more inspectors of election will tabulate the votes.

Q:	Is my vote confidential?
A:
Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within the Company or to anyone else, except (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Q:	Who will bear the cost of soliciting votes for the special meeting?
A:
The board of directors is making this solicitation on behalf of the Company, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote in person, by telephone, or by electronic communication. On request, we will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders

Q:	May I propose actions for consideration at next year’s annual meeting of stockholders?
A:
You may submit proposals for consideration at future stockholder meetings. In order for a stockholder proposal to be considered for inclusion in the proxy statement for our annual meeting next year, however, the written proposal must be received by us by February 20, 2012.  Those proposals also will need to be received by us a reasonable time before we begin to print and send our proxy materials for that meeting and must comply with Securities and Exchange Commission regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

THE PROPOSAL:

APPROVAL OF AN AMENDMENT TO ARTICLE I OF THE ARTICLES OF INCORPORATION OF THE COMPANY TO CHANGE ITS CORPORATE NAME

On December 19, 2011, the board of directors adopted a resolution approving an amendment to Article I of the Company’s Articles of Incorporation to effect a name change and recommended that the name change amendment be submitted to stockholders for approval. The Board believes that it is in the best interest of the Company to change its name from Adeona Pharmaceuticals, Inc. to Synthetic Biologics, Inc., and recommends the approval of the name change amendment to the Company’s stockholders.

Reasons for the name change

On November 21, 2011, the Company publicly announced its entry into the emerging field of synthetic biology which involves the development of synthetic DNA-based medicines for the treatment of human diseases.  On November 18, 2011, the Company entered into an Exclusive Channel Collaboration Agreement with Intrexon Corporation (“Intrexon”) that governs a “channel collaboration” arrangement in which the Company will use Intrexon’s technology directed towards the production of prostacyclin synthase, through the use of in vivo conditionally regulated embedded controllable bioreactors for the treatment of pulmonary arterial hypertension.  Under industry nomenclature, such products are not generally referred to as “pharmaceuticals” per se, but are instead generally referred to as “biologics”.  Accordingly, the board of directors believes that the corporate name, “Synthetic Biologics, Inc.,” will better portray and convey the Company’s shift in focus and new mission.

Effects of the name change

If the name change amendment is approved by stockholders, the name change will be effective when the amendment to the Articles of Incorporation is filed with the Secretary of State of the State of Nevada. The Company has reserved the NYSE/AMEX stock symbol “SYN.” If the name change amendment is approved, the Company intends to request that its common stock trade under this new stock symbol, rather than under the current “AEN” symbol.

If the name change amendment is approved by stockholders, Article I of the Company’s Articles of Incorporation will be amended to read in its entirety as follows:

ARTICLE I

Name

The name of the Corporation is Synthetic Biologics, Inc.

If the name change becomes effective, the rights of stockholders holding certificated shares under currently outstanding stock certificates and the number of shares represented by those certificates will remain unchanged. The name change will not affect the validity or transferability of any currently outstanding stock certificates nor will it be necessary for stockholders with certificated shares to surrender or exchange any stock certificates they currently hold as a result of the name change.  Uncertificated shares currently held in direct registration accounts and any new stock certificates that are issued after the name change becomes effective will bear the name Synthetic Biologics, Inc.

If the name change amendment is not approved by stockholders, the proposed amendment to the Company’s Articles of Incorporation will not be made and the Company’s name and the ticker symbol for trading of its common stock on the NYSE/AMEX will remain unchanged.

Unless you specify otherwise in your proxy, your proxy will be voted FOR approval of an amendment to Article I of the Articles of Incorporation of Adeona Pharmaceuticals, Inc. to change the Company’s name to Synthetic Biologics, Inc.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF AN AMENDMENT TO ARTICLE I OF THE ARTICLES OF INCORPORATION OF ADEONA PHARMACEUTICALS, INC. TO CHANGE THE COMPANY’S NAME TO SYNTHETIC BIOLOGICS, INC.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock and options and warrants to purchase shares of our common stock as of December 19, 2011 by: (i) each person (or group of affiliated persons) who is known by us to own more than five percent of the outstanding shares of our common stock (ii) each director; (iii) each named executive officer and; (iv) all directors and officers as a group.

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. The principal address of each of the stockholders listed below except as indicated is c/o Adeona Pharmaceuticals, Inc., 3985 Research Park Drive, Suite 200, Ann Arbor, Michigan 48108. Except as otherwise indicated below, we believe that all persons named in the table have sole voting and investment power with respect to shares beneficially owned by them. All share ownership figures include shares issuable upon exercise of options or warrants exercisable within 60 days of December 19, 2011, which are deemed outstanding and beneficially owned by such person for purposes of computing his or her percentage ownership, but not for purposes of computing the percentage ownership of any other person.

Name and Address of Beneficial Ownership (1)	Shares Owned (2)	Percentage of Shares (3)
Accredited Venture Capital, LLC (4)	7,086,380	22.65%
Intrexon Corporation (5)	3,123,558	9.98%
Empery Asset Management, LP (6)	2,142,858	6.70%
Steve H. Kanzer (7)	7,766,017	24.58%
Jeffrey J. Kraws (8)	287,105	* %
James S. Kuo (9)	354,499	1.12%
Jeffrey Wolf (9)	83,332	*
Jeffrey Riley (10)	83,333	*
All officers and directors as a group (4 persons)	8,574,286	26.46%
  * represents less than 1% of our common stock

(1)	The address for each beneficial owner except Empery Asset Management, LP is 3985 Research Park Drive, Suite 200, Ann Arbor, Michigan 48108.
(2)
Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. Except as indicated in the footnotes to the table, to the knowledge of the Company, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws, where applicable.  Pursuant to the rules of the SEC, the number of shares of our common stock deemed outstanding includes shares issuable pursuant to options held by the respective person or group that are currently exercisable or may be exercised within 60 days of December 19, 2011.

(3)	As of December 19, 2011, we had 31,292,520 shares of common stock outstanding.
(4)
Consists of 7,086,380 shares of common stock issued to Accredited Venture Capital, LLC.  Pharmainvestors, LLC is the managing member of Accredited Venture Capital, LLC, and Mr. Kanzer is the managing member of Pharmainvestors, LLC. As such, Mr. Kanzer may be considered to have control over the voting and disposition of the shares registered in the name of Accredited Venture Capital, LLC, and therefore, such shares are also included in the shares listed as held by Mr. Kanzer. Mr. Kanzer disclaims beneficial ownership of those shares, except to the extent of his pecuniary interest.

(5)	Does not include additional shares that have not yet been earned but may in the future be earned under the terms of agreements with Intrexon Corporation.
(6)
Consists of 1,428,572 shares of common stock and 714,286 warrants to purchase common stock currently exercisable issued to Empery Asset Management, LP.  The address for Empery Asset Management, LP is 120 Broadway, Suite 1019, New York, New York 10271.

(7)
Includes 7,086,380 shares of common stock issued to Accredited Venture Capital, LLC and 304,391 shares issuable upon exercise of options held by Mr. Kanzer that are exercisable within the 60-day period following December 19, 2011.

(8)	Includes 287,105 shares issuable upon exercise of options held by Mr. Kraws that are exercisable within the 60-day period following December 19, 2011.
(9)
Includes 349,999 shares issuable upon exercise of options held by Dr. Kuo that are exercisable within the 60-day period following December 19, 2011.Does not include an additional 100,000 shares issuable upon exercise of options held by Dr. Kuo that are not exercisable within the 60-day period following December 19, 2011.

(10)	Includes 83,332 shares issuable upon exercise of options held by Mr. Wolf that are exercisable within the 60-day period following December 19, 2011.
(11)
Includes 83,333 shares issuable upon exercise of options held by Mr. Riley that are exercisable within the 60-day period following December 19, 2011.  Does not include an additional 75,000 shares issuable upon exercise of options held by Mr. Riley that are not exercisable within the 60-day period following December 19, 2011.

AVAILABILITY OF REPORT ON FORM 10-K

Our audited consolidated financial statements are included in our Annual Report on Form 10-K for the fiscal year ending December 31, 2010 filed with the Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549. Upon your written request, we will provide to you a complimentary copy of our 2010 Annual Report on Form 10-K as filed with the Securities and Exchange Commission. Your request should be mailed to Adeona Pharmaceuticals, Inc., Attention: Corporate Secretary, 3985 Research Park Drive, Suite 200, Ann Arbor, Michigan 48108. A complimentary copy may also be obtained at the internet website maintained by the Securities and Exchange Commission at www.sec.gov, and by visiting our internet website at  www.adeonapharma.com  and clicking on “Investors,” then on “SEC Filings.”

NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS
(“HOUSEHOLDING” INFORMATION)

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including this proxy statement. In that event, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: Adeona Pharmaceuticals, Inc., Attention: Corporate Secretary, 3985 Research Park Drive, Suite 200, Drive, Ann Arbor, Michigan 48108 or by calling us at (734) 332-7800. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

STOCKHOLDER PROPOSALS

Stockholder proposals which are intended to be presented at the 2012 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received by the Company by February 20, 2012 and must also be received a reasonable time before it begins to print and send its proxy materials for that meeting.

A stockholder who intends to present business, including the election of a director, at the 2012 Annual Meeting of Stockholders other than pursuant to Rule 14a-8, must comply with the requirements set forth in the Company’s Amended and Restated By-Laws.  Stockholders should consult the Company’s Amended and Restated By-Laws to ensure that all of the specific requirements of such notice are met.

Available Information on Corporate Governance and SEC Filings

Through its website (www.adeonapharma.com), the Company makes available, free of charge, its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, all amendments to those reports, and other filings with the Securities and Exchange Commission, as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. The Company also makes the following documents available on its website: the Audit Committee Charter; the Compensation Committee Charter; the Nominations Committee Charter; the Company’s Code of Conduct; and the Company’s Code of Ethics for Financial Management. You may also obtain a copy of any of the foregoing documents, free of charge, if you submit a written request to Adeona Pharmaceuticals, Inc., Attention: Corporate Secretary, 3985 Research Park Drive, Suite 200, Ann Arbor, Michigan 48108.

No person is authorized to give any information or make any representation other than that contained in this proxy statement, and if given or made, such information may not be relied upon as having been authorized.

ADEONA PHARMACEUTICALS INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

IN CONNECTION WITH A SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD AT 9:00 A.M. (EASTERN TIME) ON FEBRUARY 15, 2012

PROXY: JEFFREY RILEY and JAMES S. KUO, M.D., M.B.A., or either of them, are hereby appointed by the undersigned as attorneys and proxies with full power of substitution, to vote at this Special Meeting of Stockholders of Adeona Pharmaceuticals, Inc. and at any adjournment(s) or postponement(s) of that meeting.

WITH RESPECT TO ANY MATTER THAT SHOULD PROPERLY COME BEFORE THE SPECIAL MEETING THAT IS NOT SPECIFIED HEREIN, THIS PROXY, WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY

THE BOARD OF DIRECTORS OF ADEONA PHARMACEUTICALS
RECOMMENDS THAT YOU VOTE
FOR THE PROPOSAL

PROPOSAL:  To approve an amendment to the Articles of Incorporation of Adeona Pharmaceuticals, Inc. to change the corporate name of the Company to “Synthetic Biologics, Inc.”

FOR	AGAINST	ABSTAIN
☐	☐	☐

Dated:

Signature(s) of Stockholder(s)

Title

Please mark, date and sign exactly as your name appears on this proxy card and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by a duly authorized officer. If shares are held jointly, each stockholder named should sign.